                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
-----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.


IMMEDIATELY                                    Paul J. Leyden, SVP
-----------                                    (212) 495-1041
                                               Andrew M. Merrill, VP
                                               (212) 495-1721
                                               Gregory A. Burton, AT
                                               (212) 495-1619



              THE BANK OF NEW YORK COMPANY, INC. REPORTS
   RECORD THIRD QUARTER EPS, RETURN ON ASSETS, SPREADS, AND YIELDS
   ---------------------------------------------------------------
                Third Quarter EPS Rises 16% to $1.11;
                  ROA 1.78%; Spread 3.47%; Yield 4.61%


NEW YORK, N.Y., October 16, 1995 -- The Bank of New York Company, Inc. (NYSE: BK) reported record third quarter fully diluted earnings per share of $1.11, a 16% increase over the 96 cents earned in the third quarter of 1994. Net income rose by 21% to $234 million from $194 million earned in the same period last year. Earnings per share, on a fully diluted basis, was $3.19 for the first nine months of 1995 compared with $2.70 in 1994. Net income for the first nine months was $673 million, an increase of 23% over last year's $548 million. Earnings per share for the third quarter and first nine months of 1995 were reduced by $.05 and $.15, respectively for the dilutive effect of stock warrants.
     Net interest income, on a taxable equivalent basis, was a record $521 million in the third quarter, a $62 million or 14% increase over the third quarter of last year. Loan demand continued to strengthen, particularly in corporate lending across the United States, in the middle market, and
in most of the special industry lending areas.   The net interest rate
spread and yield set records in the third quarter. Also in the third quarter, the Company took in a $47 million gain from the balance of the sale of the ARCS Mortgage portfolio. All of this gain was reflected in the higher than normal loan loss provision. Revenues from the Company's securities processing business grew 14% over the third quarter of 1994 and were once again led by strong performances from ADRs, corporate trust, mutual funds custody, and master trust. Other processing fees grew 12% over the same period lead by increases in trade finance and funds transfer revenues. Expenses remained under tight control, up only 1%. The Putnam Trust Company acquisition was effective for only one month.
     Return on average assets for the third quarter was a record 1.78% versus 1.68% in the second quarter of 1995 and 1.49% in the third quarter of 1994. Return on average common equity was 19.28% in the third quarter of 1995, compared with 19.85% in the second quarter of 1995 and 18.68% in the third quarter of last year.
     The Company's estimated Tier 1 capital and Total capital ratios were 8.86% and 13.59% at September 30, 1995 compared with 8.62% and 13.20% at June 30, 1995, and 8.43% and 12.86% at September 30, 1994. Tangible common equity as a percent of total assets was 8.55% at September 30, 1995 compared with 7.67% at June 30, 1995 and 6.99% one year ago.

NET INTEREST INCOME
-------------------
                            3rd       2nd       3rd
                          Quarter   Quarter   Quarter       Year-to-date
                          -------   -------   -------       ------------
(In millions)               1995      1995      1994       1995      1994
                         -----------------------------   ------------------
Net Interest Income         $521      $514      $459     $1,538    $1,277
Net Interest Rate
 Spread                     3.47%     3.34%     3.35%      3.41%     3.26%
Net Yield on Interest-
 Earning Assets             4.61      4.45      4.16       4.52      4.01

     On a taxable equivalent basis, net interest income amounted to a record $521 million in the third quarter of 1995, compared with $459 million in the same period of 1994, an increase of 14%. The net interest rate spread was a record 3.47% in the third quarter of 1995 compared with 3.34% in the second quarter of 1995 and 3.35% one year ago. The net yield on interest-earning assets was also a record at 4.61% compared with 4.45% in the second quarter of 1995 and 4.16% in last year's third quarter.
     For the first nine months of 1995, net interest income, on a taxable equivalent basis, amounted to $1,538 million compared with $1,277 million in the same period of 1994, an increase of 20%. The year-to-date net interest rate spread was 3.41% in 1995 compared with 3.26% in 1994, while the net yield on interest-earning assets was 4.52% in 1995 and 4.01% in 1994.
     Growth in the Company's credit card business continued. Compared with last year's third quarter, managed outstandings were up 11% to $8.0 billion from $7.2 billion. Results were not impacted by the introduction, on September 14, 1995, of the Company's first co-branded credit card, which was issued in conjunction with Toys"R"Us (registered trademark).

NONINTEREST INCOME
------------------
                                      3rd Quarter         Year-to-date
                                      -----------         ------------
(In millions)                        1995      1994      1995      1994
                                    ----------------    ----------------
Processing Fees
  Securities                         $103      $ 90     $  303     $268
  Other                                48        43        140      129
                                     ----      ----     ------     ----
                                      151       133        443      397
Trust and Investment Fees              33        34         97      101
Income from Credit Card
 Securitization                         -         9          3       33
Other Service Charges and Fees        103       112        322      321
Securities Gains (Losses)              17        (1)        37       15
Foreign Exchange and
 Other Trading Activities              18        10         43       39
Other                                  83        24        128       85
                                     ----      ----     ------     ----

Total Noninterest Income             $405      $321     $1,073     $991
                                     ====      ====     ======     ====

     Securities processing fees increased 14% to $103 million compared to $90 million in the third quarter of 1994. In the first nine months of 1995 securities processing fees were $303 million compared to $268 million in 1994. The strongest performers in securities processing continue to be ADRs, corporate trust, mutual funds custody and master trust. In other processing, trade finance revenue increased by 12% over the third quarter of last year and in funds transfer, total revenues including balance equivalents were up 17%. Credit card interchange income also showed substantial strength. Foreign exchange and other trading activity increased $8 million, or 80%, over the third quarter of 1994.
     The pre-tax gain of $47 million from the sale of the ARCS Mortgage

Inc. servicing portfolio was included in other noninterest income in the third quarter and was completely offset by a comparable increase in the loan loss provision. This brings the total gain from the sale of ARCS to $58 million. As a result of the sale of ARCS, other service charges and fees declined by $7 million in the third quarter of 1995. Other noninterest income in the first nine months of 1994 included a $22 million pre-tax gain on the sale of a portion of the Company's interest in Wing Hang Bank, Ltd.
     The return of the securitized credit card receivables to the balance sheet reduced noninterest income by $9 million and $30 million compared to the third quarter and first nine months of last year.

NONINTEREST EXPENSE AND INCOME TAXES
------------------------------------
     The Company continued to control expenses in the third quarter of 1995. Total noninterest expense was up only 1% to $424 million from $420 million in the same period last year. Year-to-date noninterest expense was $1,265 million compared with $1,232 million in 1994. Salaries and employee benefits increased 6% in the third quarter to $232 million from $219 million in the same period last year due in part to acquisitions in the Company's securities processing businesses and to the purchase of Putnam Trust Company on September 1, 1995.
     Excluding the ARCS gain, the efficiency ratio for the third quarter improved to 49.1%. This ratio was 49.7% in the second quarter of 1995 and 53.4% in the third quarter of 1994.
     The effective tax rates for the third quarter and first nine months of 1995 were 38.4% and 38.3% compared with 37.4% for the third quarter and first nine months of 1994.

NONPERFORMING ASSETS
--------------------
                                                            Change
                                                            3Q 1995 vs
(Dollars in millions)             9/30/95      6/30/95      2Q 1995
                                 --------------------------------------
Loans:
     HLT                           $ 15         $ 16         $ (1)
     Commercial Real Estate          49           54           (5)
     Other Commercial                48           49           (1)
     Foreign                         18           19           (1)
     LDC                             21           21            -
     Community Banking               82           73            9
                                   ----         ----
  Total Loans                       233          232            1
Other Real Estate                    81           88           (7)
                                   ----         ----
  Total                            $314         $320           (6)
                                   ====         ====
Nonperforming Assets Ratio          0.8%         0.9%
Allowance/Nonperforming Loans     320.6        307.3
Allowance/Nonperforming Assets    237.9        222.8

     This was the seventeenth consecutive quarter of net declines in nonperforming assets. NPAs totaled $314 million at September 30, 1995, compared with $320 million at June 30, 1995.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
---------------------------------------
                                 3rd       2nd       3rd
                               Quarter   Quarter   Quarter      Year-to-date
                               -------   -------   -------      ------------
(In millions)                    1995      1995      1994      1995      1994
                              -----------------------------   ----------------

Provision                        $113      $ 62      $ 39     $ 225     $ 123
                                 ----      ----      ----     -----     -----
Net Charge-offs:
  HLT                              (1)       (5)      (24)       (6)      (32)
  Commercial Real Estate            -       (14)        -       (16)       (5)
  Other Commercial                 (4)       (4)      (21)      (12)      (51)
  Consumer                        (66)      (61)      (38)     (190)     (108)
  Foreign                          (9)        -        (6)      (22)      (14)
  Other                            (6)       (3)       (2)      (12)      (42)
                                 ----      ----      ----     -----     -----
     Total                        (86)      (87)      (91)     (258)     (252)
Acquisition                         7         -         -         8         -
Credit Card Securitization          -         1         5         3        11
                                 ----      ----      ----     -----     -----
Change in Regular Allowance      $ 34      $(24)     $(47)    $ (22)    $(118)
                                 ====      ====      ====     =====     =====

Other Real Estate Expenses       $  1      $  2      $  3      $  4      $  7

     The allowance for loan losses was $747 million, or 1.99% of loans at September 30, 1995, compared with $713 million, or 1.97% of loans at June 30, 1995.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1995       1994     Change
                                                ----       ----     ------
For the Three Months Ended September 30:
---------------------------------------
  Net Income                                    $234       $194      20.6%
    Per Common Share:
      Primary Earnings                         $1.16      $1.01      14.9
      Fully Diluted Earnings                    1.11       0.96      15.6
      Cash Dividends                            0.36       0.275     30.9

  Return on Average Common Shareholders'
      Equity                                   19.28%     18.68%
  Return on Average Assets                      1.78       1.49

For the Nine Months Ended September 30:
--------------------------------------
  Net Income                                    $673       $548      22.8%
    Per Common Share:
      Primary Earnings                         $3.36      $2.86      17.5
      Fully Diluted Earnings                    3.19       2.70      18.1
      Cash Dividends                            1.00       0.775     29.0

  Return on Average Common Shareholders'
      Equity                                   19.69%     18.30%
  Return on Average Assets                      1.70       1.47


As of September 30:
------------------
  Assets                                     $51,390    $50,191       2.4%
  Loans                                       37,564     32,569      15.3
  Securities                                   5,175      4,813       7.5
  Deposits - Domestic                         23,586     24,159      -2.4
           - Foreign                          10,423      9,985       4.4
  Long-Term Debt                               1,836      1,476      24.4
  Preferred Shareholders' Equity                 113        126     -10.3
  Common Shareholders' Equity                  4,987      4,095      21.8

  Common Shareholders' Equity Per Share        25.34      21.78      16.3
  Market Value Per Share of Common Stock       46.50      29.62      57.0

  Allowance for Loan Losses as a Percent
    of Loans                                    1.99%      2.56%
  Tier 1 Capital Ratio                          8.86       8.43
  Total Capital Ratio                          13.59      12.86
  Leverage Ratio                                8.96       7.65
  Tangible Common Equity Ratio                  8.55       6.99

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                      For the three           For the nine
                                      months ended            months ended
                                      September 30,           September 30,
                                      1995       1994         1995      1994
                                      ----       ----         ----      ----
Interest Income
---------------
Loans                                $ 815      $ 632        $2,392    $1,705
Securities
  Taxable                               59         54           175       169
  Exempt from Federal Income Taxes      10         13            33        43
                                     -----      -----        ------    ------
                                        69         67           208       212
Deposits in Banks                       22         22            83        45
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      31         53           159       107
Trading Assets                          10          9            23        38
                                     -----      -----        ------    ------
      Total Interest Income            947        783         2,865     2,107
                                     -----      -----        ------    ------
Interest Expense
----------------
Deposits                               309        225           952       583
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             41         25           110        79
Other Borrowed Funds                    52         59           198       127
Long-Term Debt                          33         26            97        78
                                      ----       ----        ------    ------
      Total Interest Expense           435        335         1,357       867
                                      ----       ----        ------    ------
Net Interest Income                    512        448         1,508     1,240
-------------------
Provision for Loan Losses              113         39           225       123
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses             399        409         1,283     1,117
                                     -----      -----        ------    ------
Noninterest Income
------------------
Processing Fees
 Securities                            103         90           303       268
 Other                                  48         43           140       129
                                     -----      -----        ------    ------
                                       151        133           443       397
Trust and Investment Fees               33         34            97       101
Service Charges and Fees               103        121           325       354
Securities Gains (Losses)               17         (1)           37        15
Other                                  101         34           171       124
                                     -----      -----        ------    ------
    Total Noninterest Income           405        321         1,073       991
                                     -----      -----        ------    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits         232        219           676       642
Net Occupancy                           45         44           132       135
Furniture and Equipment                 21         22            64        65
Other                                  126        135           393       390
                                     -----      -----        ------    ------
  Total Noninterest Expense            424        420         1,265     1,232
                                     -----      -----        ------    ------
Income Before Income Taxes             380        310         1,091       876
Income Taxes                           146        116           418       328
                                     -----      -----        ------    ------
Net Income                           $ 234      $ 194        $  673    $  548
----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 232      $ 191        $  665    $  538
-----------------------              =====      =====        ======    ======
Per Common Share Data:
----------------------
   Primary Earnings                  $1.16      $1.01         $3.36     $2.86
   Fully Diluted Earnings             1.11       0.96          3.19      2.70
   Cash Dividends                     0.36       0.275         1.00      0.775

Average Common Shares Outstanding      193        188           191       188

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                  September 30,  December 31,
                                                       1995          1994
                                                       ----          ----
Assets
------
Cash and Due from Banks                              $ 1,909       $ 2,903
Interest-Bearing Deposits in Banks                     1,092           992
Securities:
  Held-to-Maturity                                     3,090         2,930
  Available-for-Sale                                   2,085         1,721
                                                     -------       -------
    Total Securities                                   5,175         4,651
Trading Assets at Fair Value                             938           940
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                               1,147         3,019
Loans (less allowance for loan losses
 of $747 in 1995 and $792 in 1994)                    36,817        32,291
Premises and Equipment                                   906           914
Due from Customers on Acceptances                        912           810
Accrued Interest Receivable                              245           290
Other Assets                                           2,249         2,069
                                                     -------       -------
     Total Assets                                    $51,390       $48,879
                                                     =======       =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $ 8,017       $ 8,579
 Interest-Bearing
    Domestic Offices                                  15,628        14,871
    Foreign Offices                                   10,364        10,641
                                                     -------       -------
     Total Deposits                                   34,009        34,091
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      3,947         1,502
Other Borrowed Funds                                   3,647         4,738
Acceptances Outstanding                                  917           812
Accrued Taxes and Other Expenses                       1,312         1,049
Accrued Interest Payable                                 228           213
Other Liabilities                                        394           404
Long-Term Debt                                         1,836         1,774
                                                     -------       -------
     Total Liabilities                                46,290        44,583
                                                     -------       -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111           111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 50,304 shares in 1995 and
  322,104 shares in 1994                                   2             8
 Common Stock-par value $7.50 per share,
  authorized 350,000,000 shares, issued
  201,086,278 shares in 1995 and
  190,213,322 shares in 1994                           1,508         1,427
 Additional Capital                                    1,046           858
 Retained Earnings                                     2,523         2,048
 Securities Valuation Allowance                           51           (58)
                                                     -------       -------
                                                       5,241         4,394
 Less:  Treasury Stock (3,727,354 shares in
  1995 and 2,566,071 shares in 1994), at cost            121            78
        Loan to ESOP (712,695 shares), at cost            20            20
                                                     -------       -------
     Total Shareholders' Equity                        5,100         4,296
                                                     -------       -------
     Total Liabilities and Shareholders' Equity      $51,390       $48,879
                                                     =======       =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                           ended September 30, 1995  ended September 30, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,451    $  23   6.18%  $ 1,739    $   22   5.09%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,127       31   5.77     4,617        53   4.55
Loans
 Domestic Offices           24,480      610   9.90    21,991       487   8.78
 Foreign Offices            11,237      206   7.26    10,011       147   5.83
                           -------   ------          -------    ------
   Total Loans              35,717      816   9.07    32,002       634   7.86
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,998       43   5.65     2,867        40   5.59
 U.S. Government Agency
  Obligations                  398        6   6.35       327         5   6.53
 Obligations of States and
  Political Subdivisions       618       16  10.15       804        21  10.49
 Other Securities,
  including Trading
  Securities                 1,550       21   5.68     1,430        19   5.17
                           -------   ------          -------    ------
   Total Securities          5,564       86   6.21     5,428        85   6.26
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     44,859      956   8.46%   43,786       794   7.20%
                                     ------                     ------
Allowance for Loan Losses     (705)                     (886)
Cash and Due from Banks      2,902                     2,743
Other Assets                 5,051                     5,909
                           -------                   -------
  TOTAL ASSETS             $52,107                   $51,552
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,370       38   4.46%  $ 3,521        28   3.16%
 Savings                     7,982       62   3.10     8,145        47   2.30
 Certificates of Deposit
  $100,000 & Over            1,592       22   5.56     1,121        12   4.17
 Other Time Deposits         2,453       32   5.24     2,271        24   4.15
 Foreign Offices            11,234      155   5.46    10,645       114   4.27
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 26,631      309   4.61    25,703       225   3.48
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,846       41   5.67     2,385        25   4.10
Other Borrowed Funds         3,357       52   6.20     5,009        59   4.70
Long-Term Debt               1,768       33   7.32     1,493        26   6.88
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              34,602      435   4.99%   34,590       335   3.85%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,974                     8,740
Other Liabilities            3,646                     4,039
Preferred Stock                113                       128
Common Shareholders'
 Equity                      4,772                     4,055
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $52,107                   $51,552
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  521   3.47%             $  459   3.35%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.61%                      4.16%
                                              ====                       ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                              For the nine months        For the nine months
                           ended September 30, 1995  ended September 30, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,761   $   83   6.28%  $ 1,188    $   45   5.09%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     3,591      159   5.92     3,531       107   4.06
Loans
 Domestic Offices           23,945    1,796  10.03    21,514     1,315   8.17
 Foreign Offices            10,930      601   7.36    10,093       395   5.23
                           -------   ------          -------    ------
   Total Loans              34,875    2,397   9.19    31,607     1,710   7.23
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,927      126   5.73     3,251       132   5.44
 U.S. Government Agency
  Obligations                  343       16   6.33       343        17   6.49
 Obligations of States and
  Political Subdivisions       664       53  10.60       931        69   9.83
 Other Securities,
  including Trading
  Securities                 1,349       61   6.13     1,653        64   5.15
                           -------   ------          -------    ------
   Total Securities          5,283      256   6.48     6,178       282   6.08
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     45,510    2,895   8.51%   42,504     2,144   6.74%
                                     ------                     ------
Allowance for Loan Losses     (743)                     (930)
Cash and Due from Banks      2,782                     2,831
Other Assets                 5,208                     5,552
                           -------                   -------
  TOTAL ASSETS             $52,757                   $49,957
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,397      112   4.42%  $ 3,582        75   2.79%
 Savings                     7,821      181   3.09     8,276       138   2.24
 Certificates of Deposit
  $100,000 & Over            1,767       76   5.74       936        25   3.60
 Other Time Deposits         2,510       98   5.22     2,269        71   4.18
 Foreign Offices            11,567      485   5.61     9,744       274   3.77
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,062      952   4.70    24,807       583   3.15
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,537      110   5.77     3,036        79   3.45
Other Borrowed Funds         4,238      198   6.25     3,944       127   4.30
Long-Term Debt               1,758       97   7.37     1,527        78   6.83
                           -------   ------           ------    ------
  Total Interest-Bearing
   Liabilities              35,595    1,357   5.10%   33,314       867   3.48%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,806                     8,950
Other Liabilities            3,724                     3,594
Preferred Stock                116                       169
Common Shareholders'
 Equity                      4,516                     3,930
                           -------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $52,757                   $49,957
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $1,538   3.41%             $1,277   3.26%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.52%                      4.01%
                                              ====                       ====